                                                                    EXHIBIT 10.3

                        COMMON STOCK PURCHASE AGREEMENT

     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 23rd day of May, 2000 between SeaChange International, Inc., a Delaware corporation (the "Company"), and Microsoft Corporation, a Washington corporation (the "Purchaser").

                                   RECITALS

     WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

                  Agreement to Purchase and Sell Common Stock

     1.1  Agreement to Purchase and Sell Common Stock.  Upon the terms and
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subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchaser at the Closing (as defined below), and the Purchaser agrees to purchase from the Company at the Closing, two hundred seventy-seven thousand one hundred sixty-two (277,162) shares of Common Stock, (the "Shares") at a price of $36.08 per share (the "Per Share Purchase Price") for an aggregate purchase price of $10,000,004.96.

                                   SECTION 2

                            Closing Date; Delivery

     2.1  Closing Date.  The Closing of the purchase and sale of the Shares
          ------------
hereunder (the "Closing") shall be held at the offices of the Company at 5:00 p.m. on May 23, 2000, or at such other time and place as the Company and the Purchaser mutually agree (the date of the Closing being hereinafter referred to as the "Closing Date").

     2.2  Delivery.  At the Closing, the Company will deliver to the Purchaser a
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certificate or certificates representing the Shares against payment of the aggregate purchase price of $10,000,000 by wire transfer of immediately available funds to an account designated by the Company. The certificate or certificates representing the Shares shall be subject to the following legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act"):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE

     SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS
     (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

The Company agrees to remove the legend set forth in the preceding paragraph upon receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares or the shares of Common Stock issuable upon conversion of the Shares are eligible for transfer without registration under the Securities Act.

                                   SECTION 3

                 Representations and Warranties of the Company

     Except as disclosed in a document referring specifically to the representations and warranties in this Agreement which identifies by section number the section and subsection to which such disclosure relates and is delivered by Company to Purchaser prior to the execution of this Agreement (which is attached as Exhibit A hereto), the Company hereby represents and warrants to the Purchaser as follows:

     3.1  Organization.  The Company is a corporation duly organized and validly
          ------------
existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole.

     3.2  Authorization.  All corporate action on the part of the Company
          -------------
necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement (attached as Exhibit B hereto) by the Company, the authorization, sale, issuance and delivery of the Shares hereunder has been taken. This Agreement and the Registration Rights Agreement constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 6 of the Registration Rights Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

     3.3  No Conflict.  The execution and delivery of this Agreement and the
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Registration Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, any provision of the Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole, or materially impair or restrict the Company's power to perform its obligations as contemplated under said agreements.

     3.4  SEC Documents.  The Company has filed all required reports, schedules,
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forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") since January 1, 1999 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents, except to the extent that information contained in any SEC Document has been revised or superseded by a later Filed SEC Document (as defined below), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company's Form 10-K for the year ended December 31, 1999 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or as described in writing to the Purchaser prior to the date hereof) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the Filed SEC Documents (as defined below), neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which can reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

     3.5  Absence of Certain Changes or Events.  Except as disclosed in the SEC
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Documents filed and publicly available (either on the EDGAR system or by delivery to Purchaser) prior to the date of this Agreement (the "Filed SEC Documents"), since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss of property, whether or not covered by insurance, that has or is likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP.

     3.6  Governmental Consent, etc.  In reliance on the representations of the
          -------------------------
Purchaser contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc.

     3.7  Litigation.  Except as is disclosed in the Filed SEC Documents, there
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is no suit, action or proceeding pending against the Company or any of its subsidiaries that, individually or in the aggregate, would (i) have a material adverse effect on the Company and its subsidiaries taken as a whole, (ii) impair the ability of the Company to perform its obligations under this Agreement and the Registration Rights Agreement, or (iii) prevent the consummation of any of the transactions contemplated by said agreements.

     3.8  Capitalization.
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          (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 50,000,000 shares of the Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share, of the Company (the "Company Preferred Stock").

          (b) As of April 30, 2000, there were approximately (1) 21,437,873 shares of the Common Stock issued and outstanding, (2) 40,500 shares of the Common Stock held in the treasury of the Company, (3) no shares of the Company Preferred Stock issued and outstanding, (4) 2,222,585 shares of the Common Stock reserved for issuance upon exercise of outstanding stock options issued by the Company to current or former employees and directors of the Company and its subsidiaries, and (5) no shares of the Common Stock have been reserved for issuance upon exercise of authorized but unissued Company Preferred Stock.

          (c) All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights.

     3.9  Registration Rights.  No person has the right to register shares of
          -------------------
Common Stock on a Registration Statement filed by the Company pursuant to this Agreement.

                                   SECTION 4

                Representations and Warranties of the Purchaser

     The Purchaser hereby represents and warrants to the Company as follows:

     4.1  Organization.  The Purchaser is a corporation duly organized and
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validly existing and in good standing under the laws of the State of Washington, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

     4.2  Authority.  All corporate action on the part of the Purchaser
          ---------
necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser has been taken. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to
Section 6 of the Registration Rights Agreement. The execution and delivery of said agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any provision of the Articles of Incorporation or Bylaws of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

     4.3  Investment.  The Purchaser is acquiring the Shares for investment for
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its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein.

     4.4  Disclosure of Information.  The Purchaser has had full access to all
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information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     4.5  Investment Experience.  The Purchaser understands that the purchase of
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the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

     4.6  Accredited Investor Status.  The Purchaser is an "accredited investor"
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within the meaning of Regulation D promulgated under the Securities Act.

     4.7  Restricted Securities.  The Purchaser understands that the Shares to
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be purchased by the Purchaser hereunder are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Company is under no obligation to register any of the Shares sold hereunder except as provided in the Registration Rights Agreement.

     4.8  Governmental Consent, etc.  In reliance on the representations of the
          -------------------------
Company contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc.

                                   SECTION 5

                   Conditions to Obligation of the Purchaser

     The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     5.1  Representations and Warranties.  Each of the representations and
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warranties of the Company contained in Section 3 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date.

     5.2  No Order Pending.  There shall not then be in effect any order
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enjoining or restraining the transactions contemplated by this Agreement.

     5.3  No Law Prohibiting or Restricting Sale of the Shares.  There shall not
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be in effect any law, rule or regulation prohibiting or restricting the sale of the Common Stock, or requiring any consent or approval of any Person which shall not have been obtained to issue the Common Stock.

     5.4  Registration Rights Agreement.  The Company shall have executed and
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delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

     5.5  Opinion of Counsel.  The Purchaser shall have received an opinion
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dated as of the Closing Date of Testa, Hurwitz & Thibeault, LLP, counsel to the Company, substantially in the form attached as Exhibit 5.5.

                                   SECTION 6

                    Conditions to Obligation of the Company

     The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1  Representations and Warranties.  The representations and warranties of
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the Purchaser contained in Section 4 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date.

     6.2  No Order Pending.  There shall not then be in effect any order
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enjoining or restraining the transactions contemplated by this Agreement.

     6.3  No Law Prohibiting or Restricting the Sale of the Shares.  There shall
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not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, or requiring any consent or approval of any Person which shall not have been obtained to issue the Shares with full benefits afforded the Common Stock (except as otherwise provided in this Agreement).

     6.4  Registration Rights Agreement. The Purchaser shall have executed and
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delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

     6.5  Opinion of Counsel. The Company shall have received an opinion dated
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as of the Closing Date of Preston Gates & Ellis LLP, counsel to the Purchaser, substantially in the form attached as Exhibit 6.5.

                                   SECTION 7

                                 Miscellaneous

     7.1  Best Efforts. Each of the Company and the Purchaser shall use its best
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efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereto to ensure that the conditions to the Closing set forth herein are satisfied on or before the Closing Date.

     7.2  Governing Law. This Agreement shall be governed in all respects by the
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internal laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

     7.3  Survival. The representations and warranties in Sections 3 and 4 of
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this Agreement shall not survive the Closing except for the representations and warranties in Sections 4.3, 4.6 and 4.8 hereof, which shall continue to survive.

     7.4  Successors and Assigns. This Agreement shall be binding upon and shall
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inure to the benefit of the parties hereto and their respective successors and assigns.

     7.5  Entire Agreement; Amendment. This Agreement and the Registration
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Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.6  Notices. All notices, requests, demands or other communications which
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are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is
(a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

          (a)  if to the Company, to it at:

               SeaChange International, Inc.
               124 Acton Street
               Maynard, MA 01754
               Facsimile Number: (978) 897-9590
               Attention William L. Fiedler

          with a copy to:

               William B. Simmons, Jr., Esq.
               Testa, Hurwitz & Thibeault, LLP
               125 High Street
               Boston, MA 02110
               Facsimile Number: (617)248-7100

          (b)  if to the Purchaser, to it at:

               Microsoft Corporation
               One Microsoft Way
               Building 8 North Office 2211
               Redmond, WA 98052
               Attention: Chief Financial Officer
               Facsimile Number: (425) 936-7369

          with a copy addressed as set forth above but to the attention of Deputy General Counsel, Finance and Operations, Facsimile Number:
          (425) 869-1327

          with a copy to:

               Richard B. Dodd, Esq.
               Preston Gates & Ellis LLP
               701 Fifth Avenue, Suite 5000
               Seattle, WA 98104-7078
               Facsimile Number: (206) 623-7022

     7.7  Brokers.
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          (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnity and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

          (b) The Purchaser has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchaser hereunder.

     7.8  Fees, Costs and Expenses. All fees, costs and expenses (including
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attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, shah be the sole and exclusive responsibility of such party.

     7.9  Severability. If any term, provision, covenant or restriction of this
          ------------
Agreement or the Registration Rights Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     7.10 Counterparts. This Agreement may be executed in two or more partially
          ------------
or fully executed counterparts and by facsimile signatures each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of a Signature Page - Common Stock Purchase Agreement in the form attached to this Agreement by any party hereto who shall have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.

     7.11 Initial Public Announcement. The Company and the Purchaser shall
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agree on the form and content of the initial public announcement which shall be made concerning this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby, and neither the Company nor the Purchaser shall make such public announcement without the consent of the other, except as required by law.

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                SIGNATURE PAGE-COMMON STOCK PURCHASE AGREEMENT

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                        MICROSOFT CORPORATION

                                        By: /s/ Amar Nehru
                                            --------------------------------

                                        Name: Amar Nehru
                                             -------------------------------

                                        Title: Corporate Development VP
                                              ------------------------------

                                        SEACHANGE INTERNATIONAL, INC.


                                        By: ________________________________

                                        Name: ______________________________

                                        Title: _____________________________

                SIGNATURE PAGE-COMMON STOCK PURCHASE AGREEMENT

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                        MICROSOFT CORPORATION

                                        By: ________________________________

                                        Name: ______________________________

                                        Title: _____________________________

                                        SEACHANGE INTERNATIONAL, INC.


                                        By: /s/ W.L. Fiedler
                                           ---------------------------------

                                        Name: W.L. FIEDLER
                                              ------------------------------

                                        Title: Vice President
                                               -----------------------------